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                                                                    EXHIBIT 10.1

           FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT DATED AS OF
       APRIL 30, 2003 (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"), BY
            AND BETWEEN HEADS & THREADS INTERNATIONAL LLC, A DELAWARE
           LIMITED LIABILITY COMPANY (THE "COMPANY") AND LASALLE BANK
                        NATIONAL ASSOCIATION (THE "BANK")

      This First Amendment and Waiver to the Agreement ("Amendment") is entered into as of March 30, 2004 by and between the Company and the Bank.

      All capitalized terms stated in this Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

      WHEREAS, the Bank has made Loans to the Company pursuant to the Agreement; and

      WHEREAS, the Company has requested the Bank's consent to the Company's conduct of business in Mexico through the formation and operation of the Mexican Subsidiary (as defined below); and

      WHEREAS, the Bank is willing to consent to the formation and operation of such Mexican Subsidiary; and

      WHEREAS, the Company and the Bank have agreed to amend the Agreement as stated herein and grant certain waivers as referenced herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

      Section 1. Amendments to Agreement.

      a. The definition of "Eligible Inventory" in Section 1.1 of the Agreement is amended to delete the phrase "and (v)" and substitute therefor the following:

            (v) it is not owned by the Mexican Subsidiary or located in the Country of Mexico; and (vi)

      b. The definition of "Loan Documents" in Section 1.1 of the Agreement is amended to include the Stock Pledge and all documents related thereto as additional Loan Documents.

      c. A new definition of "Mexican Subsidiary" is added to Section 1.1 of the Agreement as follows:

            "Mexican Subsidiary" means a Subsidiary (including Subsidiaries of such Subsidiary) organized and existing in the Country of Mexico.

      d. A new definition of "Stock Pledge" is added to Section 1.1 of the Agreement as follows:

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            "Stock Pledge" means the Stock Pledge Agreement dated as of March
            30, 2004 executed and delivered by the Company to the Bank and the Membership Pledge Agreement dated as of March 30, 2004 executed and delivered by the Company to the Bank pledging the Company's membership interest in Heads and Threads (Mexico) LLC, a Delaware limited liability company ("H&T Mexico") to the Bank.

      e.    Section 6.15 of the Agreement is amended to add a new subsection
(viii) stating:

            (viii) Investments in the Mexican Subsidiary not exceeding $3,000,000 in the aggregate at any time outstanding whether directly or indirectly through Heads and Threads (Mexico) LLC.

      f. Section 6.22 of the Agreement is amended to add the following after the phrase "acquire any Subsidiary": "(except the Mexican Subsidiary and Heads and Threads (Mexico) LLC)".

      g. The Company's address for receipt of notices pursuant to Article XII of the Agreement is changed pursuant to Section 12.2 of the Agreement to be the following:

            255 E. Lake Street, Bloomingdale, Illinois, 60108, Attn: Fred J.
            Weber

      Section 2. Waivers and Consent.

      a. The Company has requested that the Bank waive certain provisions of the Security Agreement set forth on Schedule 1 hereto which would otherwise be violated by the maintenance of certain Company Inventory and cash in Mexico from time to time. Subject to the Company's satisfaction of all conditions stated in
Section 4 hereof, the Bank hereby grants to the Company a waiver of any violations of such provisions which would be caused solely by the Company's, Heads and Threads (Mexico) LLC's or the Mexican Subsidiary's maintenance in Mexico of Inventory and cash with a combined aggregate cost (for the Inventory) and value (for the cash) not exceeding $3,000,000 (the "Waivers").

            The Waivers set forth herein are effective solely for the purpose set forth herein and shall be limited precisely as written and shall not be deemed to be a consent to any amendment, waiver, modification of, or noncompliance with, any other term or condition of the Agreement as amended hereby or otherwise prejudice any right or remedy which the Bank may now have or may have in the future in connection with the Agreement.

      Section 3. Representations and Warranties. The Company represents and warrants that:

      a. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date); and

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      b.    The Company is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing except for those waived pursuant to Section 2 hereinbefore or as previously waived.

      Section 4. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions precedent:

      a.    The Lender shall have received executed originals of this Amendment;

      b. The Lender shall have received copies of the organization documents and respective by-laws and operating agreement for the Mexican Subsidiary and H&T Mexico certified by the Company's Secretary or Assistant Secretary (with copies certified by the applicable Secretary of State to be delivered to the Lender as soon as practicable thereafter);

      c. The Lender shall have received executed originals of the Stock Pledge along with the original stock certificates for the stock pledged therein and executed stock powers with respect to such stock;

      d.    The Lender shall have received payment of the fees provided in
Section 7 of this Amendment; and

      e. All legal matters incident to this Amendment shall be reasonably satisfactory to Arnstein & Lehr LLP, counsel for the Bank.

      Section 5. Full Force and Effect. Except as expressly amended and waived herein, the Agreement and the Loan Documents are hereby ratified and confirmed, and shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement and the Loan Documents, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

      Section 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

      Section 7. Expenses. The Company agrees to pay all out-of-pocket expenses incurred by Lender in connection with the preparation, execution and delivery of this Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Arnstein & Lehr LLP, counsel for the Bank.

      Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

      Section 9. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                           COMPANY:

                                           HEADS & THREADS INTERNATIONAL LLC

                                           BY: /s/ Fred J. Weber
                                               ---------------------------------
                                               ITS: VP Finance & CFO

                                           BANK:

                                           LASALLE BANK NATIONAL ASSOCIATION

                                           BY: /s/ Henry J. Munez
                                               ---------------------------------
                                               ITS: First Vice President

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                                   SCHEDULE 1

           PROVISIONS OF THE SECURITY AGREEMENT SUBJECT TO THE WAIVERS

1. The Warranties and Representations in Sections 3(iv) and 3(v) of the Security Agreement.

2.    The Covenant in Section 7(ii) of the Security Agreement.